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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2003

Date of reporting period: DECEMBER 31, 2003

Item 1. Report to Shareholders


--------------------------------------------------------------------------------

                                                                  VAN ECK GLOBAL
--------------------------------------------------------------------------------
                                                       Worldwide Insurance Trust
--------------------------------------------------------------------------------

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2003



                                                      WORLDWIDE HARD ASSETS FUND


                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the portfolio manager(s) are as of December 31, 2003, and are subject to change.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Hard Assets Fund provided a total return of 44.78% for the year 2003. This was the fourth consecutive year in which the Fund outpaced the general U.S. equity market, as measured by the Standard & Poor's (S&P) 500 Index,(1) which gained 28.67% for the year. The Fund's performance also compares favorably to the return of the Goldman Sachs Natural Resources Index,(2) which rose 31.50% for the year. (2003 was also the Fund's second best year since its inception in 1989; the Fund gained 64.83% in 1993.)

It is worth noting that 2003 was a year in which risky, highly speculative investments were rewarded. While it was an excellent year for global equity investors, it is important to note that 2003's heady returns were, in many cases, not enough to erase the losses sustained in the bear market of the previous three years. Throughout this trying period, we are pleased that your Fund continued to offer strong relative performance with limited correlation to traditional asset classes. Although we do not want to detract from the Fund's 2003 results, we hope that prudent investors recognize that this performance was extraordinary, and that it is not realistic to expect that this level of return can be sustained, or even repeated, in years to come. For a review of your Fund's results dating back ten years to 1993, please see the chart that follows this letter.

MARKET AND ECONOMIC REVIEW

Hard asset sectors were very strong in 2003, with major commodity markets rising for the second straight year. The continuation of low interest rates and benign inflation created an ideal environment for hard assets, particularly in the second half. In addition, the weakening U.S. dollar, which lost ground against all the major currencies (20% against the euro and 11% against the Japanese yen), helped to make raw materials priced in dollars inexpensive for overseas buyers. Finally, many global economies strengthened over the course of the year, and this growth provided a strong catalyst for the demand for hard assets. It benefited your Fund in 2003, particularly in the second half. As a point of reference, your Fund gained 6.64% in the first half of 2003, compared to 35.77% in the second half.

The mood was very different when we last reported to you in July 2003. At that time, global economic activity remained lackluster, and most investors were skeptical about the sustainability of growth, especially here in the U.S. The quick resolution of the U.S.-led war in Iraq in April, however, combined with the stimulus of 45-year low interest rates and new tax cuts, helped the U.S. equity market soar in the second quarter. A potent economic and market rebound followed in the second half, resulting in a dramatic shift in investor confidence by year end. While economic growth had been expected to pick up in the second half, the U.S. economy grew at an astounding pace of 8.2% in the third quarter and approximately 4.0% in the fourth quarter. For the year, GDP is likely to be in the 3.1% range, compared to 2.4% in 2002. Outside the U.S., most central banks assisted the global expansion by maintaining accommodative monetary policies throughout 2003. Many economies and stock markets had outstanding performance, particularly several countries in Asia and Latin America. Europe also experienced strong equity performance, but more tepid economic growth and weakening export markets as the euro strengthened.

The appetite for raw materials exploded in 2003 as economies in the developed world recovered and less developed economies gained strength and continued to build basic infrastructure. This is especially true of China, which, with a GDP of 9.1%, was the world's top grower last year. China's seemingly insatiable demand for raw materials was a key driver in many sectors, including energy, metals, and paper and forest products--all components of your Fund. Just three years after its entry into the World Trade Organization, China is rapidly emerging as a major market economy. With a burgeoning consumer class that could potentially become the world's largest, China is playing an increasingly important role in the global economy and is serving as the growth engine for commodities and many other markets.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

SECTOR/FUND REVIEW

As of December 31, 2003, the assets of the Van Eck Worldwide Hard Assets Fund were invested primarily in five sectors: ENERGY, PRECIOUS METALS, INDUSTRIAL METALS, PAPER AND FOREST PRODUCTS, and REAL ESTATE.

ENERGY

Fund investments in the energy sector represented 45.0% of the Fund's net assets as of December 31, compared with 35.9% a year ago, and contributed substantially to the Fund's success in 2003. Prices in the energy sector generally trended upward throughout the year, in large part due to increased demand, falling stockpiles, and concerns early in the year over the situation in Iraq.

Domestic demand for energy commodities rose sharply in 2003, further depleting already low oil and gas inventories, due to below normal temperatures and repeated snowstorms in the Northeast at the beginning of the year, and again in November and December. Demand also increased from the Far East, given colder temperatures across Asia, as well as the shutdown of nuclear plants in Japan. As in many natural resource sectors, increased demand from China also played a significant role.

At the beginning of the year, the main focus in energy markets was the war in Iraq, specifically the speed with which Iraqi oil production could be restored, along with anticipation of OPEC's (Organization of Petroleum Exporting
Countries) response. Prior to the war, energy prices rose sharply in anticipation of a possible interruption of crude oil from the Middle East. However, once the war began, coalition forces were able to secure the Iraqi oil supply, and the feared collapse of the market did not come to pass. As a result, the crude oil and natural gas markets rallied in the second quarter and moved generally upward for the rest of the year. Additional support was provided throughout the year, as OPEC continued to hold petroleum supply tight and prices high.

PRECIOUS METALS

As of December 31, 15.9% of the Fund's net assets were invested in the precious metals sector, which substantially contributed to the Fund's positive performance in 2003. Over the last three years, gold has experienced a renaissance. After rejecting this sector and selling gold in the 1990s, investors are increasingly seeing the merits of owning a sound currency to hedge against financial and political unrest. After posting a gain of 24.8% in 2002 (its best since 1987), gold bullion enjoyed another prosperous year in 2003, with prices climbing 19.4%.

Gold bullion approached the $400 level early in the year as the invasion of Iraq got underway. Prices corrected sharply as the war proved to be short-lived, but then moved steadily higher again to close at $415.45 by year end, nearly an eight-year high. The primary driver behind higher gold prices was the weak U.S. dollar. Gold prices have historically demonstrated an inverse correlation to the dollar.

Overall, gold-mining shares gained 42.80%, as measured by the Financial Times Gold Mines Index.(3) However, regional performance of gold stocks varied widely. In South Africa, for example, the rand exchange rate had a dramatic impact on the profitability of African companies due to the labor-intensive nature of South African mining. The rand gained 28% on the U.S. dollar in 2003, which followed a 40% rise in 2002. According to Gold Fields Minerals Services,(4) U.S. dollar cash production costs for the second quarter rose 65% in South Africa, compared with 22% in Australia and 13% in Canada where more mechanized mining keeps labor costs down.

INDUSTRIAL METALS

Fund investments in the industrial metals sector represented 14.5% of Fund net assets, and contributed substantially to the Fund's performance in 2003.

At December 31, the Fund's industrial metals investments included holdings in aluminum, nickel, copper, nonferrous metals and steel, all of which provide the basic raw materials for manufacturing. While all the industrial metals were in demand last year, the increased appetite for steel was one of the most interesting stories. Steel is manufactured from recycled scrap or extracted iron ore, and the prices of both rose steadily in 2003--as did the

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

price of steel and products made from steel. As China's manufacturing-based economy absorbs more steel, scrap and iron ore have grown scarcer, particularly scrap. While a tremendous glut of scrap was created by the fall of the Iron Curtain in 1989, that supply has been depleted. Of course, this bodes well for the U.S., which is the world's biggest supplier of scrap, providing 15% of the world's supply. Given the soaring demand for steel, President Bush's rollback on tariffs in December is expected to have a minor impact. At the same time, iron ore prices have continued to climb on the back of increased demand, thereby helping countries like Brazil, the world's largest iron ore exporter and its biggest steelmaker.

PAPER AND FOREST PRODUCTS

Fund investments in the paper and forest products sector represented 11.0% of Fund net assets at year end. This sector underperformed other cyclicals in 2003, a year in which the paper and forest products industries continued to be characterized by reduced capacity and relatively attractive stock prices. Significant production cutbacks kept capacity low. Industry consolidation proved to be a positive factor, further supporting prices.

REAL ESTATE

Fund investments in the real estate sector represented 6.5% of Fund net assets at year end. The real estate industry performed well for investors again this year. Real Estate Investment Trusts (REITs) returned 36.74% to investors in 2003, according to the Morgan Stanley REIT Index,(5) marking the fourth straight year REITs have outperformed the S&P 500 (up 28.67%).

Our focus in the real estate sector continued to be in the U.S. and Canadian markets. Two key issues supported these markets: property values continued to climb given the attractive financing terms available with low interest rates, and demand for real estate as an alternative investment remained high. Throughout the year, both retail malls and outlets were strong performing sectors. The hotel sector showed marked improvement as occupancy rates for both tourism and business travel improved along with the U.S. and Canadian economies. On the other hand, apartments and office space have not done as well, with vacancy rates at their highest levels in years.

We continue to believe that a portfolio that contains exposure to hard assets can provide diversification benefits for investors. We appreciate your continued investment in the Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

[PHOTO OMITTED]                [PHOTO OMITTED]

/s/ Derek S. Van Eck           /s/ Samuel R. Halpert

DEREK S. VAN ECK               SAMUEL R. HALPERT
PORTFOLIO MANAGER              MANAGEMENT TEAM MEMBER

[PHOTO OMITTED]

/s/ Joseph M. Foster

JOSEPH M. FOSTER
MANAGEMENT TEAM MEMBER

January 14, 2004

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(2) The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(3) The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

(4) Gold Fields Mineral Services (GFMS) is a London-based research company, focused on the gold, silver and PGM markets, and best known for its flagship publication, the GOLD SURVEY, published in April each year.

(5) The Morgan Stanley REIT Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

                               SECTOR WEIGHTINGS*+
                       AS OF DECEMBER 31, 2003 (UNAUDITED)

        [The table below represents a pie chart in the printed report.]

                    Short-Term Obligation                 7.6%
                    Other                                 1.9%
                    Precious Metals                      15.9%
                    Energy                               45.0%
                    Paper & Forest Products              11.0%
                    Industrial Metals                    14.5%
                    Real Estate                           6.5%
                    Agriculture                           1.7%


                            GEOGRAPHICAL WEIGHTINGS*+
                       AS OF DECEMBER 31, 2003 (UNAUDITED)

        [The table below represents a pie chart in the printed report.]

                     Short-Term Obligation               7.6%
                     South Korea                         2.1%
                     Russia                              2.4%
                     Australia                           5.1%
                     France                              3.2%
                     Finland                             1.2%
                     United Kingdom                      4.2%
                     United States                      43.1%
                     Canada                             25.1%
                     Brazil                              1.2%
                     South Africa                        7.1%
                     Other                               1.8%


----------
* Percentage of net assets.

+ Sector and geographical weightings add up to more than 100% due to a negative "Other assets less liabilities" position (-4.1%; see page 10) that is not shown on these pie charts.

                           WORLDWIDE HARD ASSETS FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2003*
--------------------------------------------------------------------------------

HALLIBURTON CO.
(U.S., 4.0%)

Halliburton  provides  a  variety  of  services   (equipment,   maintenance  and
engineering, and construction) to energy, industrial and governmental customers.

TOTAL FINA ELF SA
(FRANCE, 3.2%)

Total Fina Elf is an integrated oil and gas specialty chemical company with operations in 120 countries. The company engages in all areas of the petroleum industry, from exploration and production to refining and shipping.

BP PLC
(UK, 3.0%)

BP is a leading oil, gas and energy company. The company produces and markets crude oil and petroleum products worldwide, and is engaged in exploration and field development throughout the world. BP also manufactures and sells petroleum-based chemical products.

TALISMAN ENERGY, INC.
(CANADA, 2.8%)

Talisman Energy is a Canadian-based international upstream oil and gas producer with operations in Canada, the North Sea and Indonesia. The company also conducts exploration in Algeria, Trinidad and Colombia.

OCCIDENTAL PETROLEUM CORP.
(U.S., 2.6%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic and specialty chemicals.

GLOBALSANTAFE CORP.
(U.S., 2.3%)

GlobalSantaFe  is an  international  offshore  and land  contract  driller,  and
provides   drilling-related   services  including   third-party  rig  operators,
incentive drilling and drilling engineering, and project management services.

MIRAMAR MINING CORP.
(CANADA, 2.1%)

Miramar Mining is a mid-sized gold-mining company involved in the discovery, acquisition, exploration, development and operation of gold mines in Canada.

RANDGOLD RESOURCES LTD.
(SOUTH AFRICA, 2.1%)

Randgold Resources explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing under-performing gold mines, as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. Randgold has interests in Cote d'Ivoire, Mali, Tanzania and Senegal.

NOBLE CORP.
(U.S., 2.1%)

Noble provides diversified services for the oil and gas industry, including offshore drilling services, turnkey drilling services, and engineering and asset management services.

POSCO
(SOUTH KOREA, 2.1%)

POSCO is a fully integrated steel producer. The company manufactures and sells a broad line of steel products in the domestic and overseas markets, including hot- and cold-rolled and stainless steel products.


----------
* Portfolio is subject to change.

                           WORLDWIDE HARD ASSETS FUND
                       PERFORMANCE COMPARISON (UNAUDITED)
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Hard Assets Fund made ten years ago with a similar investment in the Standard & Poor's 500 Index.

        [The table below represents a line chart in the printed report.]

                       VAN ECK WORLDWIDE HARD ASSETS FUND
                         vs. Standard & Poor's 500 Index

                               Van Eck Worldwide         Standard & Poor's
                                Hard Assets Fund             500 Index
                               -----------------         -----------------
            Dec-93                    10000                    10000
            Mar-94                     9986                     9624
            Jun-94                     9457                     9665
            Sep-94                    10573                    10138
            Dec-94                     9522                    10136
            Mar-95                     9638                    11119
            Jun-95                     9849                    12177
            Sep-95                    10636                    13142
            Dec-95                    10568                    13931
            Mar-96                    12152                    14678
            Jun-96                    11677                    15335
            Sep-96                    11632                    15805
            Dec-96                    12475                    17121
            Mar-97                    11978                    17583
            Jun-97                    12439                    20646
            Sep-97                    14257                    22190
            Dec-97                    12267                    22825
            Mar-98                    12194                    26002
            Jun-98                    10638                    26858
            Sep-98                     8611                    24192
            Dec-98                     8473                    29335
            Mar-99                     8784                    30795
            Jun-99                    10019                    32962
            Sep-99                     9953                    30907
            Dec-99                    10253                    35500
            Mar-00                    10419                    36307
            Jun-00                    10656                    35341
            Sep-00                    11148                    35001
            Dec-00                    11422                    32266
            Mar-01                    10669                    28449
            Jun-01                    11032                    30115
            Sep-01                     9406                    25704
            Dec-01                    10228                    28448
            Mar-02                    11471                    28524
            Jun-02                    11182                    24710
            Sep-02                     9242                    20450
            Dec-02                     9937                    22176
            Mar-03                     9327                    21477
            Jun-03                    10597                    24779
            Sep-03                    12129                    25435
            Dec-03                    14387                    28525

   ------------------------------------------------------------------------
      Average Annual Total Return  12/31/03   1 Year    5 Year   10 Year
   ------------------------------------------------------------------------
      Van Eck Worldwide Hard Assets Fund      44.78%   11.17%      3.70%
   ------------------------------------------------------------------------
      Standard & Poor's 500 Index             28.67%   (0.57)%    11.05%
   ------------------------------------------------------------------------

INCEPTION DATE FOR THE VAN ECK WORLDWIDE HARD ASSETS FUND WAS 9/1/89.

The Standard & Poor's (S&P) 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------
         NO. OF                                                         VALUE
COUNTRY  SHARES          SECURITIES (A)                               (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 5.0%
        170,000   Alumina Ltd.                                     $    839,853
      3,975,540   Aviva Corp. Ltd.+                                     140,502
      1,350,000   Cooper Energy NL+                                     269,010
        302,606   Newcrest Mining Ltd.+                               2,946,702
      1,811,000   Oil Search Ltd.                                     1,389,017
        532,000   Portman Ltd.                                          576,054
        334,500   Santos Ltd.                                         1,727,992
      1,914,285   Southern Pacific Petroleum NL*+(b)                          0
                                                                   ------------
                                                                      7,889,130
                                                                   ------------
BERMUDA: 0.1%
         14,800   Knightsbridge Tankers Ltd.+                           185,740
                                                                   ------------
BRAZIL: 1.2%
         67,000   Petroleo Brasileiro S.A. (ADR)                      1,959,080
                                                                   ------------
CANADA: 25.1%
        201,500   Abitibi-Consolidated, Inc.                          1,634,165
        276,500   Bema Gold Corp.+                                    1,030,010
        462,000   Bema Gold Corp. Warrants
                  (CAD 2.00, expiring 6/03/04)*+                      1,006,909
      1,614,800   Brazilian Resources, Inc.+                            184,081
         11,610   Brookfield Homes Corp.+                               299,190
         30,000   Brookfield Properties Corp.                           864,827
         28,050   Brookfield Properties Corp.                       USD 805,035
         59,000   CHC Helicopter Corp. (Class A)                      1,504,753
         70,000   Domtar, Inc.                                          879,125
        244,900   Domtar, Inc. Warrants
                  (CAD 17.55, expiring 12/23/04)                      3,058,801
         63,850   Ensign Resources
                  Service Group, Inc.                                 1,016,547
        483,300   Esprit Exploration Ltd.+                            1,038,391
         83,000   First Capital Realty, Inc.+                         1,019,298
         80,000   FNX Mining Co., Inc.+                                 539,145
        540,000   Killam Properties, Inc.+                              726,177
         94,300   Meridian Gold, Inc.+                                1,379,627
      1,300,000   Miramar Mining Corp.+                               3,365,793
      1,072,000   Northern Orion Resources, Inc.+                     2,551,789
        536,000   Northern Orion Resources, Inc.
                  Warrants (CAD 2.00, expiring 05/29/08)+               671,087
         25,000   NQL Drilling Tools, Inc. (Class A)+                    61,829
         70,000   PetroKazakhstan, Inc. (Class A)+                    1,575,700
         68,600   Placer Dome, Inc.                                   1,228,626
        187,300   SFK Pulp Fund                                       1,100,147
         48,800   Suncor Energy, Inc.                             USD 1,222,928
         27,200   Suncor Energy, Inc.                                   683,206
         10,600   SunOpta, Inc.+                                   $     97,838
         79,000   Talisman Energy, Inc.+                              4,488,817
        285,800   TimberWest Forest Corp.                             2,805,209
      1,000,000   Wheaton River Minerals Ltd.+                        2,990,958
                                                                   ------------
                                                                     39,830,008
                                                                   ------------
CHINA: 0.9%
        705,000   CNOOC Ltd.                                          1,380,305
                                                                   ------------
FINLAND: 1.2%
        144,000   Storo Enso Oyj (R Shares)                           1,942,293
                                                                   ------------
FRANCE: 3.2%
         55,000   Total Fina Elf SA (Sponsored ADR)+                  5,088,050
                                                                   ------------
HONG KONG: 0.8%
        145,600   Sun Hung Kai Properties Ltd.                        1,204,972
                                                                   ------------
RUSSIA: 2.4%
         18,750   JSC MMC Norilsk Nickel
                    (ADR)                                             1,246,875
         22,200   Surgutneftegaz, Inc. Preferred
                    Stock (Sponsored ADR)                               858,030
        168,688   YUKOS                                               1,781,345
                                                                   ------------
                                                                      3,886,250
                                                                   ------------
SOUTH AFRICA: 7.1%
        100,000   Anglo American PLC                                  2,152,686
        100,000   Gold Fields Ltd. (Sponsored ADR)                    1,394,000
         28,000   Impala Platinum Holdings Ltd.                       2,426,688
        145,150   Sappi Ltd. (ADR)                                    1,984,201
        122,000   Randgold Resources Ltd. (ADR)+                      3,330,600
                                                                   ------------
                                                                     11,288,175
                                                                   ------------
SOUTH KOREA: 2.1%
         97,000   POSCO (ADR)+                                        3,295,090
                                                                   ------------
UNITED KINGDOM: 4.2%
        221,978   BHP Billiton PLC                                    1,931,982
         97,000   BP PLC (Sponsored ADR)                              4,786,950
                                                                   ------------
                                                                      6,718,932
                                                                   ------------
UNITED STATES: 43.1%
         42,500   Agnico-Eagle Mines Ltd. Warrants
                    (USD 19.0, expiring 11/14/07)+                      119,000
        201,000   AK Steel Holding Corp.+                             1,025,100
         64,420   Alcoa, Inc. (c)                                     2,447,960


                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                          DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------
         NO. OF                                                         VALUE
COUNTRY  SHARES          SECURITIES (A)                               (NOTE 1)
--------------------------------------------------------------------------------
UNITED STATES: (CONTINUED)
         26,000   AMB Property Corp.                               $    854,880
         28,000   Anadarko Petroleum Corp.                            1,428,280
         35,000   Baker Hughes, Inc.                                  1,125,600
         18,000   Boston Properties, Inc. (c)                           867,420
         80,300   Bunge Ltd.                                          2,643,476
         22,000   ConocoPhillips                                      1,442,540
        108,000   Crescent Real Estate Equities Co.                   1,850,040
         44,000   Devon Energy Corp.                                  2,519,440
         52,700   Ensco International, Inc.                           1,431,859
         42,500   Firstenergy Corp.                                   1,496,000
         31,000   FMC Technologies, Inc.+                               722,300
         36,000   Forest Oil Corp.+                                   1,028,520
        149,000   GlobalSantaFe Corp.                                 3,699,670
        180,000   Golden Star Resources Ltd.+                         1,254,600
         90,000   Golden Star Resources Ltd.
                    Warrants ($1.50, expiring 12/12/04)*+               492,300
        244,000   Halliburton Co.                                     6,344,000
        239,200   Hecla Mining Co.+                                   1,982,968
         81,000   Inco Ltd.+                                          3,225,420
          1,000   International Steel Group, Inc.+                       38,950
        181,200   La Quinta Corp.+                                    1,161,492
        131,000   McDermott International, Inc.+                      1,565,450
         36,500   Murphy Oil Corp.(c)                                 2,383,815
         93,000   Noble Corp.+(c)                                     3,327,540
         97,000   Occidental Petroleum Corp.                          4,097,280
        210,000   Parker Drilling Co.+                                  535,500
         50,000   Pioneer Natural Resources Co.+                      1,596,500
         91,000   Pope & Talbot, Inc.                                 1,602,510
         53,000   Remington Oil & Gas Corp.+                          1,043,570
         93,500   Rowan Companies, Inc.+                              2,166,395
         59,000   Smith International, Inc.+                          2,449,680
         20,000   Starwood Hotels & Resorts Worldwide, Inc.             719,400
         29,000   United States Steel Corp.                           1,015,580
         15,500   Valero Energy Corp.                                   718,270
         47,000   Weatherford International Ltd.+                     1,692,000
         35,800   Westport Resources Corp.+                           1,068,988
         37,000   Weyerhaeuser Co.                                    2,368,000
         44,200   Worthington Industries, Inc.                          796,927
                                                                   ------------
                                                                     68,349,220
                                                                   ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 96.4%
   (Cost: $113,851,614)                                             153,017,245
                                                                   ------------

           PRINCIPAL
            AMOUNT/
           NOTIONAL                                         VALUE
COUNTRY     AMOUNT          SECURITIES (A)                (NOTE 1)
--------------------------------------------------------------------------------

CORPORATE NOTES
AUSTRALIA: 0.1%
             250,000   Cooper Energy NL Convertible
                         Note 10.00%, 9/30/06*
                         (Cost: $163,650)                            $  187,988
                                                                   ------------

OPTIONS PURCHASED:
AUSTRALIA: 0.0%
           3,975,540   Aviva Corp. Ltd. (Call Option-Strike
                         AUD 0.10, expiring 12/31/05)*+                  38,862
           1,914,285   Southern Pacific Petroleum NL
                         (Call Option-Strike AUD 0.55, expiring
                         11/19/04)*+                                          0
                                                                   ------------
TOTAL OPTIONS PURCHASED: 0.0%
 (Premiums paid: $11,068)
                                                                         38,862
                                                                   ------------


                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                          DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------
SHORT-TERM                           DATE OF                            VALUE
OBLIGATION: 7.6%                    MATURITY          COUPON          (NOTE 1)
--------------------------------------------------------------------------------
Repurchase Agreement
  (Note 13): Purchased on
  12/31/03; maturity value
  $12,077,000 (with State
  Street Bank & Trust Co.,
  Collateralized by
  $12,200,000 Federal
  Home Loan Mortgage Corp.
  2.150% due 1/21/05
  with a value of $12,322,00  0
  (Cost: $12,077,000)                1/02/04          0.75%         $12,077,000
                                                                    -----------
TOTAL INVESTMENTS:
  (Cost: $126,103,332)                                              165,321,095
                                                                   ------------
            NO. OF
COUNTRY     SHARES
--------------------------------------------------------
OPTIONS SOLD:
UNITED STATES: 0.0%
            (36,400)     Noble Corp. (Call Option-Strike
                           USD 37.50, expiring 1/17/04)                  (9,100)
                                                                   ------------
TOTAL OPTIONS SOLD: 0.0%
 (Premiums received: $35,492)                                            (9,100)
                                                                   ------------
TOTAL INVESTMENTS NET OF
  OPTIONS WRITTEN: 104.1%
  (Cost: $126,138,824)                                              165,311,995
OTHER ASSETS LESS LIABILITIES: (4.1%)                                (6,628,659)
                                                                   ------------
NET ASSETS: 100%                                                   $158,683,336
                                                                   ============

----------

(a)  Unless  otherwise  indicated,  securities owned are shares of common stock.
     (b) Restricted security. (Note 11) (c) Securities segregated for futures contracts and options written.

Glossary:
ADR-American Depositary Receipt.

+  Non-income producing

* Fair value as determined by a valuation committee under the direction of the Board of Trustees.


SUMMARY OF                                                            % OF
INVESTMENTS                                                            NET
BY INDUSTRY                                                          ASSETS
-----------                                                       ------------
Agriculture                                                                1.7%
Energy                                                                    45.0%
Industrial Metals                                                         14.5%
Paper & Forest Products                                                   11.0%
Precious Metals                                                           15.9%
Real Estate                                                                6.5%
Other                                                                      1.9%
Short-Term Obligation                                                      7.6%
Other assets less liabilities                                             (4.1%)
                                                                  ------------
                                                                         100.0%
                                                                  ============

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS:
Investments, at value (cost $126,103,332) (Note 1) ..............  $165,321,095
Cash ............................................................     1,763,282
Cash--initial margin for futures contracts (Note 1) .............       140,563
Cash--initial margin for swap (Note 9) ..........................       110,970
Receivables:
   Due from broker-- variation margin (Note 1) ..................        22,401
   Due from broker-- swap (Note 9) ..............................       785,704
   Dividends and interest .......................................       263,965
   Capital shares sold ..........................................       147,368
   Prepaid expenses .............................................         4,633
                                                                   ------------
      Total assets ..............................................   168,559,981
                                                                   ------------
LIABILITIES:
Payables:
   Securities purchased .........................................     9,433,774
   Capital shares redeemed ......................................       242,204
   Due to Adviser ...............................................       130,204
   Options written (premiums received $35,492) ..................         9,100
   Accounts payable .............................................        61,363
                                                                   ------------
      Total liabilities .........................................     9,876,645
                                                                   ------------
Net assets ......................................................  $158,683,336
                                                                   ============
Shares outstanding ..............................................    10,695,472
                                                                   ============
Net asset value, redemption and offering price per share ........  $      14.84
                                                                   ============
Net assets consist of:
   Aggregate paid in capital ....................................  $146,605,402
   Unrealized appreciation of investments, options,
     swaps and foreign currency transactions ....................    40,195,232
   Undistributed net investment income ..........................       765,888
   Accumulated realized loss ....................................   (28,883,186)
                                                                   ------------
                                                                   $158,683,336
                                                                   ============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
INCOME (NOTE 1):
Dividends (less foreign taxes withheld of $115,387) .............  $  1,881,995
Interest ........................................................        81,808
                                                                   ------------
  Total income ..................................................     1,963,803
EXPENSES:
Management (Note 2) ..............................  $  1,074,234
Administration (Note 2) ..........................         2,311
Reports to shareholders ..........................        72,384
Professional .....................................        63,055
Trustees' fees and expenses ......................        32,537
Custodian ........................................        40,590
Transfer agency ..................................        13,284
Interest .........................................         6,767
Other ............................................        23,386
                                                    ------------
  Total expenses ................................................     1,328,548
                                                                   ------------
  Net investment income .........................................       635,255
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
OPTIONS, SWAPS, FUTURES AND FOREIGN CURRENCY
TRANSACTIONS (NOTE 4):
Realized gain from security transactions ........................     3,689,879
Realized gain from foreign currency transactions ................        73,204
Realized gain from futures ......................................       378,197
Change in unrealized appreciation of investments,
  options, swaps and futures ....................................    38,410,040
Change in unrealized depreciation of foreign
  denominated assets and liabilities ............................         4,437
                                                                   ------------
Net realized and unrealized gain on investments,
  options, swaps, futures and foreign currency transactions .....    42,555,757
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............  $ 43,191,012
                                                                   ============


                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         YEAR ENDED     YEAR ENDED
                                                                                                        DECEMBER 31,   DECEMBER 31,
                                                                                                            2003           2002
                                                                                                        ------------   ------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
   Net investment income .............................................................................  $    635,255   $    711,859
   Realized gain (loss) from security transactions ...................................................     3,689,879     (6,715,482)
   Realized gain (loss) from foreign currency transactions ...........................................        73,204       (125,621)
   Realized (loss) from swaps ........................................................................            --       (158,000)
   Realized gain from futures ........................................................................       378,197             --
   Change in unrealized appreciation of investments; options, swaps and futures ......................    38,410,040       (490,722)
   Change in unrealized appreciation/depreciation of foreign denominated assets and liabilities ......         4,437        (10,524)
                                                                                                        ------------   ------------
   Net increase (decrease) in net assets resulting from operations ...................................    43,191,012     (6,788,490)
                                                                                                        ------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income .............................................................................      (515,801)      (652,177)
                                                                                                        ------------   ------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares .....................................................................   279,914,258    541,224,244
   Reinvestment of dividends .........................................................................       515,801        652,177
   Cost of shares reacquired .........................................................................  (262,399,721)  (514,006,768)
                                                                                                        ------------   ------------
   Increase in net assets resulting from capital share transactions ..................................    18,030,338     27,869,653
                                                                                                        ------------   ------------
   Total increase in net assets ......................................................................    60,705,549     20,428,986
NET ASSETS:
Beginning of year ....................................................................................    97,977,787     77,548,801
                                                                                                        ------------   ------------
End of year (including undistributed net investment income of $765,888 and $432,149, respectively) ...  $158,683,336   $ 97,977,787
                                                                                                        ============   ============
*  SHARES OF BENEFICIAL  INTEREST  ISSUED AND  REACQUIRED  (UNLIMITED  NUMBER OF
   $.001 PAR VALUE SHARES AUTHORIZED)
   Shares sold .......................................................................................    25,367,899     50,872,791
   Reinvestment of dividends .........................................................................        50,668         60,220
   Shares reacquired .................................................................................   (24,234,768)   (48,672,993)
                                                                                                        ------------   ------------
   Net increase ......................................................................................     1,183,799      2,260,018
                                                                                                        ============   ============


                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                  YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                            2003            2002            2001            2000            1999
                                                          --------         -------         -------         -------         -------
Net Asset Value, Beginning of Year ....................   $  10.30         $ 10.69         $ 12.07         $ 10.96         $  9.20
                                                          --------         -------         -------         -------         -------
Income from Investment Operations:
   Net Investment Income ..............................       0.05            0.08            0.14            0.16            0.15
   Net Realized and Unrealized Gain (Loss) on
      Investments, Options, Swaps and Foreign
      Currency Transactions ...........................       4.54           (0.38)          (1.39)           1.07            1.75
                                                          --------         -------         -------         -------         -------
Total from Investment Operations ......................       4.59           (0.30)          (1.25)           1.23            1.90
                                                          --------         -------         -------         -------         -------
Less Dividends and Distributions:
   Dividends from Net Investment Income ...............      (0.05)          (0.09)          (0.13)          (0.12)          (0.14)
                                                          --------         -------         -------         -------         -------
Total Distributions ...................................      (0.05)          (0.09)          (0.13)          (0.12)          (0.14)
                                                          --------         -------         -------         -------         -------
Net Asset Value, End of Year ..........................      14.84         $ 10.30         $ 10.69         $ 12.07         $ 10.96
                                                          ========         =======         =======         =======         =======
Total Return (a) ......................................      44.78%          (2.85)%        (10.45)%         11.41%          21.00%

                                                                                                                           -------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) .........................   $158,683         $97,978         $77,549         $98,728         $98,911
Ratio of Gross Expenses to Average Net Assets .........       1.23%           1.23%           1.18%           1.16%           1.26%
Ratio of Net Expenses to Average Net Assets ...........       1.23%(b)        1.20%(b)        1.15%(b)        1.14%(b)        1.26%
Ratio of Net Investment Income to Average
Net Assets ............................................       0.59%           0.68%           1.13%           1.41%           1.39%
Portfolio Turnover Rate ...............................         43%             63%             86%            110%            199%

----------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b)  Excluding interest expense.


                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. As of June 23, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F.   USE OF DERIVATIVE INSTRUMENTS

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Transactions in call options written for the year ended December 31, 2003 were as follows:

                                                         NUMBER OF
                                                         CONTRACTS     PREMIUMS
                                                         ---------     --------
Options outstanding at beginning of year ................     --       $     --
Options written .........................................    539         85,908
Options exercised .......................................   (175)       (50,416)
                                                            ----       --------
Options outstanding at end of year ......................    364       $ 35,492
                                                            ====       ========

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Realized gains and losses from futures contracts are reported separately.

Open Futures Contracts December 31, 2003 are as follows:


                                                                       #
                            NUMBER
CONTRACTS    EXPIRATION       OF         CONTRACT     CURRENT      UNREALIZED
   LONG         DATE       CONTRACTS      VALUE        VALUE      APPRECIATION
---------    ----------    ---------    ----------   ----------   ------------
  Zinc          3/04          131       $3,165,288   $3,329,824    $164,536

STRUCTURED NOTES--The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the counterparty of the security with respect to both principal and interest. The Fund had no outstanding structured notes at December 31, 2003.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 1% of the average daily net assets. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE 3--INVESTMENTS--Purchases   and  sales  of   securities   other  than  U.S.
government securities and short-term obligations aggregated $62,464,160 and $43,028,963, respectively, for the year ended December 31, 2003.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at December 31, 2003 was $125,962,653. As of December 31, 2003, net unrealized appreciation for federal income tax purposes aggregated $39,358,442 of which $36,596,044 related to appreciated securities and $2,762,398 related to depreciated securities.

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income of $613,625, accumulated capital and other losses of $28,811,868 and unrealized appreciation of $40,335,911.

The tax character of distributions paid to shareholders during the years ended December 31, 2003 and December 31, 2002, respectively, were as follows: ordinary income $515,801 and $652,177.

As of December 31, 2003, the Fund had a capital loss carryforward of $28,702,735 available, $2,317,010 expiring December 31, 2006, $15,975,158 expiring December 31, 2007, $1,519,845 expiring December 31, 2009 and $8,890,722 expiring December 31, 2010.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2003, the Fund intends to defer to January 1, 2004 for U.S. Federal income tax purposes and post-October capital losses of $109,133.

During the period ended December 31, 2003, as a result of permanent book to tax differences, the Fund incurred differences that affected undistributed net investment income and accumulated net realized gain on investments by the following amounts in the table that follows. Net assets were not affected by these reclassifications.

         INCREASE IN                   DECREASE IN ACCUMULATED
    NET INVESTMENT INCOME            REALIZED GAIN ON INVESTMENT
    ---------------------            --------------------------
          $214,285                           ($214,285)

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

The  aggregate   shareholder   accounts  of  a  single  insurance   company  own
approximately 72% of the Fund.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2003, the Fund had no outstanding forward foreign currency contracts.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2003, the net value of the assets and corresponding liability of the Fund's portion of the Plan is $67,158.

NOTE 9--EQUITY SWAP--The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. At December 31, 2003, the Fund had the following outstanding equity swap (stated in U.S. dollars):

                        NUMBER                        TERMI-
UNDERLYING                OF          NOTIONAL        NATION       UNREALIZED
 SECURITY               SHARES         AMOUNT          DATE       APPRECIATION
---------------        --------       --------        ------       -----------
Gazprom Oil Co.         680,800       $110,970         Open         $785,704

NOTE 10--COMMODITY SWAP--The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At December 31, 2003, the Fund has no outstanding commodity swaps.

NOTE 11--RESTRICTED SECURITY--The following security is restricted as to sale and is deemed illiquid:

                                                                   PERCENT OF
DATE                                                               NET ASSETS
ACQUIRED                                COST          VALUE        AT 12/31/03
--------                              --------        -----        -----------
               Southern Pacific
11/27/02         Petroleum NL         $379,220         $0              0%

NOTE 12--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2003, the Fund borrowed an average daily amount of $372,833 at a weighted average interest rate of 1.82% under the Facility. At December 31, 2003, there were no outstanding borrowings under the Facility.

NOTE 13--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 14--REGULATORY MATTERS--In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the United States Securities and Exchange Commission have requested and received information from the Adviser. The investigations are ongoing. At the present time, the Adviser is unable to estimate the impact, if any, that the outcome of these investigations may have on the Fund's results of operations or financial condition.

NOTE 15--SUBSEQUENT EVENT--An income dividend of $0.06 per share was paid on January 30, 2004 to shareholders of record as of January 28, 2004 with a reinvestment date of January 30, 2004.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Worldwide Hard Assets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Hard Assets Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Hard Assets Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States.


                                              /s/ Ernst & Young LLP






New York, New York
February 6, 2004

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,                                                             NUMBER OF
POSITION(S) HELD WITH               PRINCIPAL                              PORTFOLIOS IN
FUND AND LENGTH OF                  OCCUPATION(S)                          FUND COMPLEX
SERVICE AS A VAN ECK                DURING PAST                            OVERSEEN                OTHER DIRECTORSHIPS
TRUSTEE(2):                         FIVE YEARS:                            BY TRUSTEE              HELD:
---------------------               --------------                         --------------          -------------------
INTERESTED TRUSTEES:

John C. van Eck, CFA+               Chairman, Van Eck Associates                  10               Chairman of the Board and
(9/15/15)                           Corporation and former Director of                             President of two other investment
Chairman and Trustee                Van Eck Securities Corporation                                 companies advised by the Adviser
since 1985


Jan F. van Eck                      Director, Van Eck Associates                  10               Trustee of two other investment
(9/26/63)+*                         Corporation; President and Director,                           companies advised by the Adviser
Trustee since 2000                  Van Eck Securities Corporation and
                                    other affiliated companies; President
                                    and Director, Van Eck Capital, Inc.;
                                    President and Director, Van Eck
                                    Absolute Return Advisers Corporation;
                                    Director, Greylock Capital Associates LLC


Derek S. van Eck3                   President of Worldwide Hard Assets            10               Trustee of two other investment
(9/16/64)+*                         Fund series and the Worldwide Real                             companies advised by the Adviser
Trustee since 1999                  Estate Fund series of Van Eck
                                    Worldwide Insurance Trust and the
                                    Global Hard Assets Fund series of
                                    Van Eck Funds; Executive Vice
                                    President, Director, Global Investments
                                    and President and Director of Van Eck
                                    Associates Corporation and Executive
                                    Vice President and Director of Van Eck
                                    Securities Corporation and other
                                    affiliated companies;Director, Greylock
                                    Capital Associates LLC

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,                                                             NUMBER OF
POSITION(S) HELD WITH               PRINCIPAL                              PORTFOLIOS IN
FUND AND LENGTH OF                  OCCUPATION(S)                          FUND COMPLEX
SERVICE AS A VAN ECK                DURING PAST                            OVERSEEN               OTHER DIRECTORSHIPS
TRUSTEE(2):                         FIVE YEARS:                            BY TRUSTEE             HELD:
---------------------               --------------                         --------------         -------------------
INDEPENDENT TRUSTEES:
Jeremy H. Biggs+                    Vice Chairman, Director                      10               Trustee of two investment
(68)                                and Chief Investment Officer,                                 companies advised by the
Trustee since 1990                  Fiduciary Trust Company                                       Adviser; Chairman, Davis Funds
                                    International                                                 Group; Treasurer and Director,
                                                                                                  Royal Oak Foundation; Director,
                                                                                                  Union Settlement Association;
                                                                                                  First Vice President, Trustee and
                                                                                                  Chairman, Finance Committee,
                                                                                                  St. James School


Richard C. Cowell                   Private investor                             10               Director, West Indies &
(6/13/27)#++                                                                                      Caribbean Development Ltd.;
Trustee since 1985                                                                                Trustee of two other investment
companies advised by the Adviser


Philip D. DeFeo+                    Chairman, Pacific                            10               Trustee of another investment
(58)                                Stock Exchange                                                company advised by the Adviser
Trustee since 1998


David J. Olderman                   Private investor                             10               Trustee of two other investment
(8/19/35)#++                                                                                      companies advised by the Adviser
Trustee since 1994


Ralph F. Peters                     Private investor                             10               Trustee of two other investment
(3/21/29)#++                                                                                      companies advised by the Adviser
Trustee since 1987


Richard D. Stamberger               President and CEO, SmartBrief.com            10               Partner and Co-founder, Quest
(5/29/59)#++                                                                                      Partners, LLC; Executive Vice
Trustee since 1994                                                                                President, Chief Operating Officer
                                                                                                  and Director of NuCable Resources
                                                                                                  Corporation; Trustee of two other
                                                                                                  investment companies advised by
                                                                                                  the Adviser

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,
POSITION(S) HELD WITH                   PRINCIPAL
FUND AND LENGTH OF                      OCCUPATION(S)
SERVICE AS A VAN ECK                    DURING PAST                                                    OTHER DIRECTORSHIPS
TRUSTEE(2):                             FIVE YEARS:                                                    HELD:
---------------------                   --------------                                                 -------------------
OFFICERS:
Bruce J. Smith                          Senior Vice President and Chief                                Officer of two other
(3/15/55)                               Financial Officer, Van Eck Associates                          investment companies
Officer since 1985                      Corporation, Van Eck Securities Corporation                    advised by the Adviser
                                        and other affiliated companies


Alex W. Bogaenko                        Director of Portfolio Administration,                          Officer of two other
(4/13/63)                               Van Eck Associates Corporation and                             investment companies
Officer since 1997                      Van Eck Securities Corporation                                 advised by the Adviser


Charles T. Cameron                      Director of Trading, Van Eck                                   Officer of another
(3/30/62)                               Associates Corporation; Co-Portfolio                           investment company
Officer since 1996                      Manager, Worldwide Bond Fund Series                            advised by the Adviser


Thomas H. Elwood+                       Vice President, Secretary and General                          Officer of two other
(8/11/47)                               Counsel, Van Eck Associates Corporation,                       investment companies
Officer since 1998                      Van Eck Securities Corporation and                             advised by the Adviser
                                        other affiliated companies


Susan C. Lashley                        Vice President, Mutual Fund Operations,                        Officer of another
(1/21/55)                               Van Eck Securities Corporation and                             investment company
Officer since 1988                      Van Eck Associates Corporation                                 advised by the Adviser



----------

(1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

(2) Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.

(3)  Brother of Mr. Jan F. van Eck.

+ An "interested person" as defined in the 1940 Act. Jan van Eck and Derek van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.

* Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.

++   Member of the Corporate Governance Committee.

# Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.

+ The following Board members/Officers have resigned: Mr. Biggs, as of October 17, 2003; Mr. DeFeo, as of November 17, 2003; Mr. John C. van Eck, as of December 31, 2003; and Mr. Elwood, as of January 29, 2004.

                                                             [GRAPHIC OMITTED]
                                                           Retire on Your Terms*
                                                             VARIBLE ANNUITIES
[VAN ECK GLOBAL LOGO]                                                *

Investment Adviser:   Van Eck Associates Corporation
       Distributor:   Van Eck Securities Corporation
                      99 Park Avenue, New York, NY 10016    www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees and the Fund's Proxy Voting Policies is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

Item 2. Code of Ethics

a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert

     The Registrant's Board of Trustees has determined that David Olderman, a member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $130,558 for 2003 and $130,479 for 2002.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $36,575 for 2003 and $13,788 for 2002.

c)   Tax Fees

     Ernst & Young billed tax fees of $8,160 for 2003 and $12,080 for 2002.

d)   All Other Fees

     None.

e) The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g) Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6.   Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies

     Not applicable.

Item 8. Reserved

Item 9. Submission of Matters to a Vote of Security Holders

     Not applicable for Annual Reports for the period ended December 31, 2003.

Item 10. Controls and Procedures.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.

Item 11. Exhibits.

(a)(1) The code of ethics is attached as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date March 8, 2004
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        ------------------------
Date March 8, 2004
     -------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date March 8, 2004
     -------------